PERSPECTIVE II (04/21) Primary Owner Linking/BIN/Brokerage Acct. Number (if applicable) Page 1 of 13 NV775 04/21 Home Office: Purchase, NY 10577 www.jackson.com NVDA 775 04/21 Jackson of NY pre-assigned Contract Number (if applicable) Jackson National Life Insurance Company of New York First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Social Security Number Country of Residence Phone Number (include area code) Individual/Joint Corporation/Pension PlanCustodian Government Entity Tax ID Numberor Trust Sex Male FemaleU.S. Citizen Yes No Physical Address Line 1 (No P.O. Boxes) Physical Address City State ZIP Mailing Address City State ZIP Physical Address Line 2 Mailing Address Line 1 Mailing Address Line 2 (mm/dd/yyyy)Date of Birth Email Address (print clearly) APPLICATION FOR AN INDIVIDUAL VARIABLE AND FIXED ANNUITY (VA775NY) Customer Care: 800-599-5651 Fax: 888-576-8383 Email: customercare@jackson.com First Class Mail: P.O. Box 30314 Lansing, MI 48909-7814 Overnight Mail: 1 Corporate Way Lansing, MI 48951 PLEASE PRINT CLEARLY Please see the Good Order Checklist for additional requirements. If U.S. citizenship is not selected, and a Social Security Number with a U.S. address is listed, along with the absence of any other foreign indicator, Jackson National Life Insurance Company of New York (Jackson of NY) will assume an active U.S. citizenship status. Type of Ownership:

Page 2 of 13 NV775 04/21NVDA 775 04/21 First Name Middle Name Last Name Relationship to Owner Social Security Number Phone Number (include area code) Sex Male FemaleU.S. Citizen Yes No Physical Address Line 1 (No P.O. Boxes) Physical Address City State ZIP Physical Address Line 2 Country of Residence First Name Middle Name Last Name Social Security Number Country of Residence Sex Male FemaleU.S. Citizen Yes No Physical Address Line 1 (No P.O. Boxes) Physical Address City State ZIP Physical Address Line 2 Date of Birth (mm/dd/yyyy) Contingent Annuitant Joint Annuitant Not Applicable First Name Middle Name Last Name Relationship to Primary Annuitant Social Security Number Phone Number (include area code) Sex Male FemaleU.S. Citizen Yes No Physical Address Line 1 (No P.O. Boxes) Physical Address City State ZIP Physical Address Line 2 Country of Residence Joint Owner Primary Annuitant Joint/Contingent Annuitant Phone Number (include area code) (mm/dd/yyyy)Date of Birth Email Address (print clearly)Date of Birth (mm/dd/yyyy) Complete this section if different than Primary Owner. If Primary Annuitant section is left blank, the Annuitant will default to the Primary Owner. Contingent Annuitant must be Annuitant's spouse. Available only on a Qualified plan custodial account when electing a Joint GMWB. Complete this section if different than Joint Owner. If Joint Annuitant section is left blank, the Joint Annuitant will default to the Joint Owner. In the case of Joint Owners, all correspondence and required documentation will be sent to the address of the Primary Owner.

Page 3 of 13 NV775 04/21NVDA 775 04/21 Beneficiary(ies) Primary % Percentage of Death Benefit First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) Physical Address City State ZIP Physical Address Line 2 Social Security/Tax ID Number Relationship to OwnerDate of Birth (mm/dd/yyyy) Primary % Percentage of Death Benefit First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) Physical Address City State ZIP Physical Address Line 2 Social Security/Tax ID Number Relationship to OwnerDate of Birth (mm/dd/yyyy) Primary % Percentage of Death Benefit First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) Physical Address City State ZIP Physical Address Line 2 Social Security/Tax ID Number Relationship to OwnerDate of Birth (mm/dd/yyyy) Contingent Contingent Sex Male Female Sex Male Female Sex Male Female It is required for Good Order that the Percentage of Death Benefit be whole numbers and must total 100% for each beneficiary type. If Percentage of Death Benefit is left blank, all beneficiaries will receive equal shares. Please use the Beneficiary Designation Supplement form (N3041) for additional beneficiaries.

Page 4 of 13 NV775 04/21NVDA 775 04/21 Annuitization/Income Date Specify Income Date (mm/dd/yyyy) Premium Payment Select method of payment and note approximate amount: Check Attached WireCheck In Transit Annuity Type Non-Tax Qualified Roth IRA* Other: SEP Roth Conversion *Tax Contribution Year(s) and Amounts: Year: $ IRA - Traditional* Stretch IRA Non-Qualified Stretch Year: $ 403(b) TSA Anticipated total amount from internal transfer(s) Financial Professional or Owner (Jackson of NY will NOT request funds) Anticipated total amount from external transfer(s) $ $ Company releasing funds Account number Full Partial Full Partial Maturity date Transfer type $ $ Anticipated transfer amount to be requested by Jackson of NY Anticipated total amount from external transfer(s) $ to be requested by If Jackson of NY is NOT requesting funds, please provide the following information: Statement Regarding Replacement of Existing Policies or Annuity Contracts Do you intend to replace or change an existing life insurance policy or annuity contract? No Yes If an Annuitization/Income Date is not specified, the Company will default to the Latest Income Date as shown in the Contract. $ $$ Please complete all necessary forms as required by New York Regulation 60. Jackson of NY pre-assigned Contract number: It is required for Good Order that this entire section be completed. If replacing, please provide the Jackson of NY pre-assigned Contract number. The Variable Annuity Automatic Withdrawal Request form (NV4370) will be required if a Stretch Annuity Type is elected. External Transfers: The Request for Transfer or Exchange of Assets form (N3783) must be submitted if Jackson of NY is to request the release of funds. For more than two account transfers, please provide account information on the Letter of Instruction form (N4250) and submit with application.

Premium Allocation Page 5 of 13 NV775 04/21NVDA 775 04/21 Systematic Investment (periodic premium reallocation programs) Please read the Important Information related to Systematic Investments in the Notice to Applicant section on page 11. Frequency: Monthly Quarterly Semiannually Annually Start Date (mm/dd/yyyy): OR Immediately after issue. JNL Aggressive Growth Allocation (072) JNL Conservative Allocation (380) JNL Growth Allocation (071) JNL iShares Tactical Growth (391) JNL iShares Tactical Moderate (389) JNL iShares Tactical Moderate (390) JNL Moderate Allocation (381) JNL Moderate Growth Allocation (070) JNL Multi-Manager Mid Cap (663) Small Cap Growth JNL Multi-Manager (116) JNL/American Funds Balanced (150) JNL/American Funds Bond Fund of America (711) JNL/American Funds Capital Income Builder (685) JNL/American Funds Global Growth (638) JNL/American Funds Capitalization (341) JNL/American Funds Growth (395) JNL/American Funds Growth Allocation (358) JNL/American Funds Growth-Income (342) JNL/American Funds International (343) JNL/American Funds Moderate Growth Allocation (357) JNL/BlackRock International (700) JNL/BlackRock Global Allocation (345) JNL/BlackRock Global Natural (066) JNL/BlackRock Select Growth (102) JNL/Causeway International Value Select (126) JNL/ClearBridge Large Cap Growth (364) Advantage Resources Large Cap Global Small JNL Multi-Manager Alternative (655) JNL Multi-Manager Emerging Markets Equity (077) Large Cap JNL/AQR Defensive Style (699) JNL/American Funds Capital World Bond (340) Growth International Growth JNL/Baillie Gifford (375) JNL/American Funds Washington Mutual Investors (339) JNL/American Funds New World (344) JNL Multi-Manager Small Cap Value (208) JNL Multi-Manager International Small Cap (686) Tell us how you want your annuity Premiums invested. Whole percentages only. TOTAL ALLOCATION MUST EQUAL 100%. Total number of allocation selections may not exceed 99. Automatic Rebalancing. The 3-, 5- and 7-Year Fixed Account Options are not available for Automatic Rebalancing. Only the Investment Division(s) and the 1-Year Fixed Account Option (subject to availability) as selected in the Premium Allocation section can participate in Automatic Rebalancing. DCA (Dollar Cost Averaging) This request is to establish the Dollar Cost Averaging option. If DCA is selected, the Systematic Investment Form (NV2375) must be attached and completed for " Good Order." Note: If no start date is selected, the program will begin one month/quarter/half-year/year (depending on the frequency you select) from the date Jackson of NY applies the initial Premium payment. If no frequency is selected, the frequency will be annual. If the start date indicated is on day 29, 30, or 31 of a month, but the frequency at which the transfer will occur does not always include this date, Jackson of NY will default the start date and all subsequent transfer dates to the 28th. If funds are received after the designated start date, the program will begin one frequency from the designated start date. Other Systematic Investment Options may be available. Please see Systematic Investment form (NV2375). I elect Automatic Rebalancing of the Investment Divisions according to the allocations in the Premium Allocation section using the frequency and start date below. If both frequency and start date are left blank, Automatic Rebalancing will not be established. Certain broker-dealers may limit the Investment Divisions and/or Fixed Account Options available under the Contract. Please see Client Acknowledg- ments on pages 11 and 12. PREMIUM ALLOCATIONS CONTINUED ON PAGES 6 AND 7.

(continued from page 5)Premium Allocation NV775 04/21Page 6 of 13NVDA 775 04/21 JNL/DFA Core Equity (701) JNL/DFA U.S. Core Equity (115) JNL/DFA U.S. Small Cap (612) JNL/DoubleLine Core Fixed Income (127) JNL/Invesco Diversified Dividend (365) JNL/Invesco International Growth (113) JNL/Invesco Small Cap Growth (195) JNL/JPMorgan Global Allocation (644) JNL/JPMorgan Hedged Equity (688) JNL/JPMorgan MidCap Growth (101) JNL/JPMorgan U.S. Government & Quality Bond (109) JNL/Lazard Strategic Equity (630) JNL/Franklin Templeton Income (075) JNL/Franklin Templeton Growth Allocation (062) JNL/Franklin Templeton Global Multisector Bond (348) JNL/First Sentier Global Infrastructure (347) JNL/Fidelity Institutional Asset Management Total Bond (110) JNL/DoubleLine Total Return (636) JNL/DoubleLine CAPE (659) JNL/DoubleLine Fixed Income (661) International Emerging Markets Shiller Enhanced International JNL/Mellon MSCI KLD 400 (667) JNL/Mellon Industrials Sector (369) JNL/Mellon Information Technology (187)Sector Social Index JNL/Mellon International Index (129) JNL/Mellon Materials Sector (370) JNL/Goldman Sachs 4 (292) JNL/Goldman Sachs Managed Aggressive Growth (119) (188) (189) (606) (190)Energy Sector JNL/Mellon JNL/Mellon Equity Income JNL/Mellon Financial Sector JNL/Mellon Healthcare Sector JNL/GQG Emerging Markets (675)Equity Global Equity JNL/Harris Oakmark (656) JNL/Mellon Emerging Markets Index (349) JNL/Heitman U.S. Focused Real Estate (687) Dow Index JNL/Mellon (145) Sector Consumer Staples JNL/Mellon (368) JNL/Invesco Global Growth (173) JNL/JPMorgan U.S. Value (064) JNL/Mellon Consumer Discretionary Sector (185) JNL/Loomis Sayles Global Growth (689) JNL/Lord Abbett Short Duration Income (709) JNL/Mellon Bond Index (133) JNL/Mellon Nasdaq 100 Index (222) JNL/Mellon Real Estate Sector (371) JNL/Mellon S&P 400 MidCap Index (124) JNL/Goldman Sachs Managed Conservative (227) JNL/Goldman Sachs Managed Growth (118) JNL/Goldman Sachs Managed Moderate (226) JNL/Goldman Sachs Managed Moderate Growth (117) JNL/Mellon Communication Services Sector (191) Total number of allocation selections may not exceed 99. Tell us how you want your annuity Premiums invested. Whole percentages only. TOTAL ALLOCATION MUST EQUAL 100%. PREMIUM ALLOCATIONS CONTINUED ON PAGE 7.

Premium Allocation Page 7 of 13 NV775 04/21NVDA 775 04/21 (continued from pages 5 and 6) % Fixed Account Options 3-Year 1-Year 5-Year 7-Year (041) (043) (045) (047) JNL/PPM America Total Return (662) JNL/RAFI Fundamental U.S. (702) JNL/RAFI Multi-Factor (703) JNL/T. Rowe Price Established Growth (111) JNL/T. Rowe Price Mid-Cap Growth (112) JNL/T. Rowe Price Short-Term Bond (076) JNL/T. Rowe Price Value (149) JNL/Vanguard Growth ETF Allocation (674) JNL/Vanguard Moderate Growth ETF Allocation (673) JNL/WCM Focused International (640) JNL/Westchester Capital Event Driven (658) JNL/WMC Balanced (104) JNL/WMC Government (107) JNL/WMC Value (179) Income JNL/PIMCO (372) JNL/PIMCO Investment Grade (604)Credit Bond JNL/PIMCO Real Return (078) JNL/PPM America Floating Rate Income (346) JNL/PPM America High Yield Bond (136) Small Cap U.S. Equity JNL/Vanguard Moderate ETF Allocation (672) JNL/Mellon S&P 500 Index JNL/Mellon Small Cap Index JNL/Mellon Utilities Sector JNL/MFS Mid Cap Value JNL/Morningstar Wide Moat Index JNL/Neuberger Berman Strategic Income (123) (128) (635) (207) (690) (361) JNL/T. Rowe Price Balanced (647) JNL/T. Rowe Price Capital Appreciation (637) JNL/T. Rowe Price U.S. High Yield (660) Equity Money Market JNL/Mellon U.S. Stock Market Index (668) JNL/Mellon World Index (183) JNL/WMC Equity Income JNL/WMC Global Real Estate (374) (206) Tell us how you want your annuity Premiums invested. Whole percentages only. TOTAL ALLOCATION MUST EQUAL 100%. Total number of allocation selections may not exceed 99. NOTE: The Contract permits Jackson of NY to restrict the amount of Premium payments into, and the amount and frequency of transfers between, into and from, any Fixed Account Option; to close any Fixed Account Option; and to require transfers from a Fixed Account Option. Accordingly, you should consider whether investment in a Fixed Account Option is suitable given your investment objectives.

Page 8 of 13 NV775 04/21NVDA 775 04/21 Add-On Guaranteed Minimum Withdrawal Benefits Add-On Benefits are continued on page 9. LifeGuard Freedom Flex Bonus Option: For Life GMWB with Bonus, Step-Up, and Earning-Sensitive Withdrawal Amount (Ages 35-80) MarketGuard Stretch GMWB (Ages 0-80) 7 Original Owner's Date of Death (mm/dd/yyyy) AutoGuard 5 5% GMWB with Annual Step-Up (Ages 0-80) 1 For Life GMWB with Deferral Credits and Annual Step-Up (Ages 45-80) LifeGuard Freedom Accelerator DB NY 1,6 Single LifeLifetime Coverage Option: Joint Life For Life GMWB with Step-Up (Ages 35-80) 1,3,4,51 I II III Income Stream Option (GAWA%) : 2 Income Stream Max Income Stream Value Step-Up Option: Annual Annual to Highest Quarterly Contract Value LifeGuard Freedom Net LifeGuard Freedom Accelerator Income Stream Option (GAWA%) : 2 Income Stream Max Income Stream Value Step-Up Option: Annual Annual to Highest Quarterly Contract Value Income Stream Option (GAWA%) :2 Income Stream Max Income Stream Value Step-Up Option: Annual Annual to Highest Quarterly Contract Value Single LifeLifetime Coverage Option: Joint Life 1,3,4,51 Single LifeLifetime Coverage Option: Joint Life 1,3,4,51 For Life GMWB with Deferral Credits, Annual Step-Up, and Highest Anniversary Value Death Benefit (Ages 45-75) 1,6 LifeGuard Freedom Flex DB NY For Life GMWB with Bonus, Step-Up, and Highest Anniversary Value Death Benefit (Ages 35-75) Add-On GMWBs: Additional charges will apply. Please see the prospectus for details. Election Age limitations apply based on the age of the Owner(s) or Covered Lives. May select only one For Life GMWB or GMWB. Once selected cannot be changed. May not be selected on Stretch IRAs or Non-Qualified Stretches. Availability of the Income Stream Options (Guaranteed Annual Withdrawal Amount percentage (GAWA%) table options) are subject to change. Please consult your financial professional for availability. Varying charges apply. For Non-Qualified plans, spousal joint ownership required unless non-natural owner, then spousal joint annuitants required. Please ensure the Joint Owner section on page 2 (including the "Relationship to Owner" box) is properly completed. For Qualified plans, excluding custodial accounts, 100% primary spousal Beneficiary designation is required. Please ensure the Primary Beneficiary section on page 3 (including the "Relationship to Owner" box) is properly completed. For Qualified plan custodial accounts, Annuitant's spouse must be designated as Contingent Annuitant. May not be selected in combination with an Add-On Death Benefit on page 9. May only be selected on Non-Qualified Stretches. May not be selected in combination with an Add-On Death Benefit on page 9. If electing a Guaranteed Minimum Withdrawal Benefit, please read the disclosures in the Notice to Applicant section on page 11. Must select one of each option: Lifetime Coverage, Bonus, Income Stream, and Step-Up for Good Order. Must select one of each option: Lifetime Coverage, Income Stream, and Step-Up for Good Order. Must select one Lifetime Coverage Option for Good Order. Must select one of each option: Income Stream and Step-Up for Good Order. Certain broker-dealers may limit the Add-On Benefits available under the Contract. Please see Client Acknowledg- ments on pages 11 and 12.

Add-On Benefits NVDA 775 04/21 Page 9 of 13 NV775 04/21 Other Benefit - Withdrawal Option 4-Year Withdrawal Charge Schedule (Ages 0-85) 1, 2 Highest Anniversary Value Guaranteed Minimum Death Benefit (Ages 0-79) Death Benefit Telephone/Electronic Transaction Authorization Telephone/Electronic Information Authorization First Name Middle Name Last Name Social Security Number Date of Birth (mm/dd/yyyy) Telephone and written communicationTelephone communication Written communication Once selected cannot be changed. If no Add-On Death Benefit is selected your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details. Add-On Benefits: Additional charges will apply. Please see the prospectus for details. Election Age limitations apply based on the age of the Owner(s) or Covered Lives. If selected, Premium payments will not be accepted after the first Contract Year. May not be selected on Stretch IRAs, Non-Qualified Stretches or in combination with LifeGuard Freedom Flex DB NY, LifeGuard Freedom Accelerator DB NY or MarketGuard Stretch on page 8. Notice to Financial Professional only: If selected, all Program Options may not be available. This authorization is not extended to the Telephone/ Electronic Information Authorization. If no election is made, Jackson of NY will default to " No." By checking " Yes," I (we) authorize Jackson of NY to accept instructions to initiate or discontinue Systematic Investment options (Rebalancing, Dollar Cost Averaging, Earnings Sweep) or transfer contract values between investment options via telephone, internet, or other electronic medium from me, or in the case of Joint Owners, from any Joint Owner, or from my (our) Financial Professional, subject to Jackson of NY's administrative procedures. Do you consent to Telephone/Electronic Transfer Authorization? Yes No Jackson of NY has administrative procedures that are designed to provide reasonable assurances that telephone/electronic authorizations are genuine. If Jackson of NY fails to employ such procedures, it may be held liable for losses resulting from a failure to use such procedures. I (We) release Jackson of NY, its affiliates, subsidiaries, and advisors from all damages related in any way to its acting upon any unauthorized telephone/electronic instruction. I (We) understand and agree that Jackson of NY reserves the right to terminate or modify these telephone/electronic privileges at any time, without cause and without notice to me (us). If you want to authorize an individual other than your Financial Professional to receive Contract information via telephone and/or in writing, please provide that individual's information here. Select one option. This authorization is not extended to Telephone/ Electronic Transaction Authorization. If no election is made, Jackson of NY will default to " Telephone and written communication." Certain broker-dealers may limit the Add-On Benefits available under the Contract. Please see Client Acknowledg- ments on pages 11 and 12.

Page 10 of 13 NV775 04/21NVDA 775 04/21 Electronic Delivery Authorization Do you consent to electronic delivery of documents? Yes No Statements and transaction confirmations Other Contract-related correspondence ALL DOCUMENTS Contract and prospectus Disclosure documents My email address is: I (We) will notify the company of any new email address. Check the box(es) next to the types of documents you wish to receive electronically. If electronic delivery is authorized, but no document type is selected, the selection will default to "All Documents." Please provide one email address and print clearly. If you authorize electronic delivery but do not provide an email address or the address is illegible, electronic delivery will not be initiated. Jackson of NY offers the ability to receive documents via electronic delivery (e-delivery). This disclosure will help you decide whether you would like to consent to e-delivery. If you do not consent to e-delivery, you will continue to receive documents via physical mail. Please read this carefully and in its entirety. If you consent, Jackson of NY will provide documents related to your Contract by e-delivery. Jackson of NY will provide documents via e-delivery as long as it is consistent with applicable state and federal law, delivery preferences are updated, and the Contract is still active. For security purposes, if your jackson.com account is not accessed within 18 months, we may remove your registration and change your delivery method to physical mail. Any document that we send by e-delivery, which complies with applicable law, will have the same force and effect as if that document were sent in a paper form. This consent covers all electronic documents and communications as related to any eligible* Contract(s) through the Company, which may include, but are not limited to, applications, supplements, Contract delivery notices, Contracts, prospectuses, prospectus supplements, statements of additional information, annual and semiannual reports, confirmation statements, annual or quarterly statements, and any Contract-related correspondence including claims and servicing correspondence. You may continue to receive some paper documents for compliance reasons. When additional document types are available, they will be sent via e-delivery automatically if consent was previously provided. Please note election for electronic tax documents must be completed once you log onto your account on jackson.com. The Company will notify you of the availability of your document(s) by email or attach your document(s) within the email. Jackson of NY will not charge a fee for this service. Please make sure a current email address is provided and update your profile on jackson.com if your email address changes. Please login to your Contract on jackson.com and access your Client Filing Cabinet to view your document(s) or click the link that will be provided in the email notification in order to view the material. To successfully receive electronic transmissions, your electronic device must have Internet access, an active email account, Adobe Acrobat Reader, and pop-up blockers turned off. Please note some Internet browsers may not function well with jackson.com. If a browser error occurs, use a different Internet browser. If you do not already have Adobe Acrobat Reader, it can be downloaded for free from www.adobe.com. Paper copies of documents may be requested by calling the Service Center, whether or not you consent or revoke your consent for e-delivery, at any time for no additional charge. Consent can be revoked by updating your preferences on jackson.com or by calling the Service Center. If you choose to enroll in e-delivery, you consent to the terms outlined above for electronic transmissions. *Eligible refers to Contracts that are currently inforce or that will be inforce and are available for electronic transmission. Registration at jackson.com is required for electronic delivery of documents. If no election is made, Jackson of NY will default to " No."

Page 11 of 13 NV775 04/21NVDA 775 04/21 Notice to Applicant Client Acknowledgments Please note the following applies to all Guaranteed Minimum Withdrawal Benefits elected on page 8. A Guaranteed Minimum Withdrawal Benefit (GMWB) may not be appropriate for Owners whose primary objective is to take maximum advantage of the tax deferral available to them under an annuity Contract. These endorsements may also have limited usefulness in connection with tax-qualified contracts in relation to Required Minimum Distributions (RMDs) imposed by the IRS. Some withdrawals necessary to satisfy RMDs may prematurely deteriorate the benefits provided by a GMWB. When purchasing a tax-qualified contract, special consideration should be given to whether or not the purchase of a GMWB is appropriate for the Owner's situation, including consideration of RMDs. Please consult a tax advisor. If you make subsequent Premium payments, we will allocate them in the same way as your Contract's first Premium payment unless you tell us otherwise. Please refer to the current prospectus for complete information regarding your elected GMWB, including how additional Premium payments increase your Guaranteed Withdrawal Balance (GWB), as each GMWB works differently. Subject to the benefit terms, conditions, and limitations, the elected GMWB guarantees that a certain amount may be withdrawn annually, regardless of market performance and even if the Contract Value is zero, until the GMWB is terminated. Excess withdrawals may result in a significant reduction in your Guaranteed Annual Withdrawal Amount (GAWA) and GWB. You may not be able to change the Owner, Joint Owner, Annuitants, or primary spousal Beneficiary, depending on which GMWB you have selected. Jackson of NY reserves the right to increase the GMWB charge in the future. Please refer to the current prospectus for complete information regarding future GMWB charge increases. This application will be attached to and made part of the Contract. Important Information related to Systematic Investments: Systematic Investing does not ensure a profit or protect against loss. Principal value and investment return of the Investment Divisions will fluctuate with changes in market conditions. When redeemed, unit values may be more or less than the original purchase price. Please see the prospectus for additional information related to Systematic Investment options. 1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded. 2. I (We) acknowledge that all statements made by, or under the authority of the applicant, for the issuance of the Contract, are deemed representations and not warranties. 3. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct. 4. I (We) certify that the date of birth of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, Joint Annuitant, or Contingent Annuitant, if applicable, stated in this application is (are) true and correctly recorded. 5. I (We) understand that annuity benefits, death benefit values, and withdrawal values, if any, when based on the investment experience of an Investment Division in the separate account of Jackson of NY, are variable and may be increased or decreased, and the dollar amounts are not guaranteed. 6. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division. 7. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value. 8. I (We) understand that the Contract's Fixed Account Minimum Interest Rate will be re-determined each Redetermination Date. The re-determined rate, which may be higher or lower than the Initial Fixed Account Minimum Interest Rate, will apply for that entire Redetermination Period. 9. I (We) understand that allocations to the Fixed Account Options, with certain exceptions, are subject to an adjustment if withdrawn or transferred prior to the end of the applicable period, which may reduce amounts withdrawn or transferred. CLIENT ACKNOWLEDGMENTS CONTINUED ON PAGE 12.

Page 12 of 13 NV775 04/21NVDA 775 04/21 Owner's Signature Date Signed (mm/dd/yyyy) State where signed Owner's Title (required if owned by an Entity) Date Signed (mm/dd/yyyy)Joint Owner's Signature Date Signed (mm/dd/yyyy) Date Signed (mm/dd/yyyy) Annuitant's Signature (if other than Owner) Joint Annuitant's Signature (if other than Joint Owner) Client Signatures State where signed Client Acknowledgments U.S. Tax Certifications Check this box if the IRS has notified you that you are subject to backup withholding. (continued from page 11) It is required for Good Order that all applicable parties to the Contract sign here. 10. I (We) understand that Jackson of NY issues other annuities with similar features, benefits, limitations and charges. I (We) have discussed the alternatives with my (our) financial professional. 11. I (We) understand that Jackson of NY may restrict the availability of one or more of the Fixed Account Options and/or reserves the right not to accept additional Premium allocations and transfers into the Fixed Account at any time on a nondiscriminatory basis. 12. I (We) acknowledge and represent that I (we) have executed this application, and that my (our) signature(s) below (including my (our) electronic signature(s)) is (are) my (our) true and valid signature(s). I (We) further authorize Jackson of NY to accept any electronic signature(s) that I (we) may make to this application. 13. I (We) understand that certain broker-dealers may limit the Investment Divisions, Fixed Account Options, and/or Add-On Benefits available under the Contract. I (We) have discussed these limitations with my (our) financial professional and have been provided with a list of Investment Divisions, Fixed Account Options and Add-On Benefits currently available for election through my (our) broker-dealer. I (We) understand that any application including an allocation to an Investment Division or Fixed Account Option or election of an Add-On Benefit not available through my (our) broker-dealer will not be accepted. I (We) understand that the Investment Divisions, Fixed Account Options, and/or Add-On Benefits not available through my (our) broker-dealer may be available through other broker-dealers. Required replacement forms must be signed on or before the application signature date. Under penalties of perjury, I certify that: 1. My Social Security Number or Tax ID Number shown on this application is my correct taxpayer identification number, 2. I am not subject to backup withholding, 3. I am a U.S. citizen or other U.S. person (including a U.S. resident alien), and 4. I am exempt from Foreign Account Tax Compliance Act (FATCA) reporting. For items 3 and 4, if I am not a U.S. citizen, U.S. resident alien or other U.S. person, I am submitting the applicable IRS Form W-8 to certify my foreign status and, if applicable, claim treaty benefits. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications to avoid backup withholding. Not FDIC/NCUA Insured Not Bank/CU guaranteed May lose value Not a deposit Not insured by any federal agency

Financial Professional Acknowledgments Financial Professional # 1 Signature Date Signed(mm/dd/yyyy) First Name Middle Name Last Name Email Address Business Phone Number (include area code) Jackson of NY Assigned ID Financial Professional # 2 Name Financial Professional # 3 Name Jackson of NY Assigned ID Jackson of NY Assigned ID Percentage Percentage % % Percentage % (print clearly) Program Options A B C D E Extension Financial Professional # 4 Name Jackson of NY Assigned ID Percentage % Page 13 of 13 NV775 04/21NVDA 775 04/21 By signing this form, I certify that: 1. I am authorized and qualified to discuss the Contract herein applied for. 2. I have reviewed all of the client's information, and I believe that my recommendation to purchase this annuity is in line with the client's financial situation and investment needs, and meets the appropriate standard of care (i.e. suitability or best interest) based on the facts disclosed by said client. I also attest that I have provided the client with all pertinent information about the product, including disclosure of the risks involved, allowing the client to make an educated and informed decision about this purchase. Based on my completion of the required general annuity and/or Jackson of NY product training, I believe this transaction is suitable and in the best interest of the client given the client's financial situation and needs. 3. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief. 4. I have discussed all applicable limitations to Investment Divisions, Fixed Account Options, and/or Add-On Benefit availability with the applicant and have provided the applicant with a list of Investment Divisions, Fixed Account Options, and Add-On Benefits currently available for election. If more than one Financial Professional is participating in a Program Option on this case, please provide the additional Financial Professional names, Jackson of NY Assigned IDs and percentages for each (Financial Professional # 1-4 totaling 100%). Program Options Note: If no option is indicated, the designated default will be used. If Percentage is left blank, all Financial Professional will receive equal shares. All Financial Professional certifications, licenses and trainings must be completed prior to application execution.